Prepayments and Other Assets - Summary of Prepayment and Other Assets (Detail) - USD ($) $ in Thousands	Mar. 31, 2021	Mar. 31, 2020
Current:
Service tax and other tax receivables	$ 5,997	$ 5,953
Employee receivables	1,044	1,276
Advances to suppliers	2,667	1,602
Prepaid expenses	9,261	7,288
Other assets	4,242	5,880
Total	23,211	21,999
Non-current:
Deposits	10,508	9,491
Income tax assets	12,151	10,517
Service tax and other tax receivables	12,786	14,443
Other assets	4,587	1,501
Total	$ 40,032	$ 35,952